UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 21, 2020

LODE-STAR MINING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53676	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Liberty St., Suite 600
Reno, NV 89501
(Address of principal executive offices)

Registrant’s telephone number, including area code:      775-234-5443

600-666 Burrard Street, Vancouver, BC V6C 3P6
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 21, 2020 Lode-Star Mining Inc. announced filing of an independent Technical Report written in accordance with National Instrument 43-101 - Standards of Disclosure for Mineral Projects (NI 43-101) on its property located in Goldfield, Nevada. Although not required for OTC listing, Lode-Star Mining has had this report prepared under NI 43-101 guidelines to provide a summary of the Goldfield Bonanza Project. This NI 43-101 is required documentation for future possible business transactions and listings on Canadian exchanges. The Technical Report titled “Technical Report on the Goldfield Bonanza Project Esmeralda County Nevada U.S.A.” dated January 15, 2020 has been prepared by Mr. Robert M. Hatch.

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated January 21, 2020
99.2	43-101 Goldfield Bonanza Project

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2020

Lode-Star Mining Inc.

By:	/s/ Mark Walmesley
Mark Walmesley
President, Chief Executive Officer, Chief Financial Officer,
Treasurer, Director

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